U.S. LARGE CAP EQUITY FUND
A:	AAEQX
Investor:	APEQX
Institutional:	AIEQX

SUMMARY PROSPECTUS	December 31, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 31, 2013, and most recent annual report, dated August 31, 2013, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective
To seek growth of capital and, secondarily, income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a lower shareholder fee depending upon the amount that you invest.  More information is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, Class A Only)” in the prospectus and in the section “Additional Purchase and Redemption Information” of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)	A Shares	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, for shares held less than 12 months)	1.00%*	None	None
* On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	A Shares	Investor Shares	Institutional Shares
Management Fees	0.69%	0.69%	0.69%
Distribution/Service (12b-1) Fees	0.25%	0.25%	—
Other Expenses
Shareholder Servicing Fees	0.10%	0.25%	0.25%
Other Expenses	0.38%	0.38%	0.38%
Total Other Expenses	0.48%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.42%	1.57%	1.32%
Less Fee Waivers‡	-0.49%	-0.64%	-0.64%
Total Annual Fund Operating Expenses After Fee Waivers	0.93%	0.93%	0.68%
‡
The Adviser has contractually agreed to waive 0.29% of its Management Fees. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees if you buy through such affiliates. Contractual waivers are in place for the period through December 31, 2014 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Year	5 Year	10 Year
A Shares	$640	$929	$1,240	$2,118
Investor Shares	$95	$433	$795	$1,813
Institutional Shares	$69	$355	$662	$1,534

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

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Principal Investment Strategy
To pursue its objective, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large U.S. companies. This policy will not be changed without at least 60 days prior notice to shareholders. “Equity securities” for purposes of this policy refers to common stocks and securities convertible into common stocks.

The Fund invests at least 80% of its assets in a universe of equity securities of large U.S. companies having an average market capitalization in excess of $7 billion at the time of purchase.

The portfolio management team of the Fund seeks to identify companies that possess the following fundamental characteristics: strong, sustainable earnings and revenue growth prospects, industry leadership with a competitive advantage, high levels of profitability and earnings quality, strong management teams, defensible business models and limited exposure to cyclical earnings.

In pursuing the investment strategy, the portfolio management team seeks to enhance the after-tax returns to shareholders by employing various investment practices that are designed to reduce taxable distributions to shareholders. These practices are expected to reduce, but not eliminate, taxable distributions.

Principal Investment Risks
Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are (in alphabetical order):

●
Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

●	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

●	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of BOKF, NA, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information
The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. The returns for A Shares and Institutional Shares will differ from the returns for Investor Shares (which are shown in the bar chart) because of differences in the expenses of each class.

Annual Total Returns for Investor Shares (Periods Ended 12/31)
1The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/13 to 9/30/13 was 20.61%.

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This table compares the Fund’s average annual total returns for periods ended December 31, 2012 to those of the Russell 1000® Index. Prior to January 1, 2006, a maximum sales charge of 5.00% was imposed. Sales charges are not reflected in the total return figures. The A Shares, which impose a maximum sales charge of 5.50%, were not in existence before May 1, 2011. Institutional Shares were not in existence before December 30, 2005. Performance information reflects the Fund’s Investor Shares for periods prior to December 29, 2005 and May 2, 2011 for the Institutional and A Shares, respectively. The A Shares began presenting performance linked to the Investor Shares in September of 2011. Unlike Institutional Shares, Investor and A Shares bear a 12b-1 fee of 0.25%. Investor and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 30, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal marginal income and capital gains tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Average Annual Total Returns (Periods Ended 12/31/12)	1 Year	5 Years	10 Years
Investor Shares
Return Before Taxes	10.79%	0.26%	7.43%
Return After Taxes on Distributions	10.61%	0.16%	7.32%
Return After Taxes on Distributions and Sale of Fund Shares	7.25%	0.21%	6.55%
Institutional Shares
Return Before Taxes	11.12%	0.52%	7.62%
A Shares
Return Before Taxes	4.74%	-0.84%	6.83%
Russell 1000® Index (reflects no deduction for expenses, fees or taxes)	16.42%	1.92%	7.52%

Investment Adviser
Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Portfolio Managers
Matthew C. Stephani is Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2006. Michael C. Schloss is Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2013.

Purchase and Sale of Fund Shares
The following initial and additional purchase requirements apply*:

	Initial Purchase	Additional Purchases
Bond and Equity Funds
A Shares	None	None
Investor Shares	$1,000	$100
Institutional Shares	$100,000	$100
* A Fund may waive its minimum purchase requirements.

Shares may be purchased, sold (redeemed) or exchanged on any business day by:
●	Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.
●	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035.
●	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CH-SPU-LCE-1213

www.cavanalhillfunds.com	3	1-800-762-7085